                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Section 13 or Section 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 15, 1996


                              METTLER-TOLEDO, INC.
                 (Successor by merger to MT Acquisition Corp.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                   Delaware                                   333-09621                             34-1538688
                   --------                                   ---------                             ----------
(State or other jurisdiction of incorporation)         (Commission File Number)         (IRS Employer Identification No.)

                          METTLER-TOLEDO HOLDING INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                   Delaware                                   333-09621                             13-3900409
                   --------                                   ---------                             ----------
(State or other jurisdiction of incorporation)         (Commission File Number)         (IRS Employer Identification No.)


                         Im Langacher, P.O. Box MT-100
                        CH 8608 Greifensee, Switzerland
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrants' telephone number, including area code: 41-1-944-22-11


                               Page 1 Of __ Pages
                           Exhibit Index Is On Page 4

Item 2.  Acquisition or Disposition of Assets.

         On October 15, 1996, MT Acquisition Corp. (the "Company"), a wholly owned subsidiary of Mettler-Toledo Holding Inc. ("Holding") completed the acquisition of the Mettler-Toledo Group from Ciba-Geigy AG and its wholly owned subsidiary, AG Fur Prazisionsinstrumente (the "Acquisition"), as contemplated in the Registration statement, as amended (the "Registration Statement"), on Form S-1 (Commission File No. 333-09621) filed by the Company and Holding. Immediately following consummation of the Acquisition, on October 15, 1996, the Company merged with and into Mettler-Toledo, Inc., a Delaware corporation, with Mettler-Toledo, Inc. as the surviving entity.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         The following combined financial statements, including the accompanying notes and audit report, which have been excerpted from the Company's final prospectus filed pursuant to Rule 424(b) and constituting part of the Registration Statement (the "Prospectus"), are filed as exhibits to this Current Report and are incorporated by reference in this Item 7:

         (1) Audited Combined Statements of Net Assets of the Mettler-Toledo Group as of December 31, 1994 and 1995;

         (2) Audited Combined Statements of Operations of the Mettler-Toledo Group for the years ended December 31, 1993, 1994 and 1995;

         (3) Audited Combined Statements of Changes in Net Assets of the Mettler-Toledo Group for the years ended December 31, 1993, 1994 and 1995;

         (4) Audited Combined Statements of Cash Flows of the Mettler-Toledo Group for the years ended December 31, 1993, 1994 and 1995;

         (5) Interim Combined Statements of Net Assets of the Mettler-Toledo Group as of December 31, 1995 and June 30, 1996 (unaudited);

         (6) Interim Combined Statements of Operations of the Mettler-Toledo Group for the six months ended June 30, 1995 and 1996 (unaudited);

         (7) Interim Combined Statements of Changes in Net Assets of the Mettler-Toledo Group for the six months ended June 30, 1995 and 1996 (unaudited); and

         (8) Interim Combined Statements of Cash Flows of the Mettler-Toledo Group for the six months ended June 30, 1995 and 1996

               (unaudited).

     (b) Pro Forma Financial Information

         The following unaudited pro forma financial information, including the accompanying introductory paragraph and notes, which have been excerpted from the Prospectus, are filed as exhibits to this Current Report and are incorporated by reference in this Item 7.

         (1) Unaudited Pro Forma Balance Sheet as of June 30, 1996 giving effect to the Acquisition; and

         (2) Unaudited Pro Forma Statements of Operations for the year ended December 31, 1995 and the six months ended June 30, 1995 and 1996 giving effect to the Acquisition.

     (c) Exhibits

         The following exhibits are filed as part of this Current Report:

         2.1 Certificate of Ownership and Merger of MT Acquisition Corp. and Mettler-Toledo, Inc., filed with the Secretary of State of the State of Delaware on October 15, 1996.

         4.1 Indenture dated as of October 15, 1996, among MT Acquisition Corp., as Issuer, Mettler-Toledo Holding Inc., as Note Guarantor, and United States Trust Company of New York, as Trustee.

         4.2 First Supplemental Indenture dated as of October 15, 1996, among Mettler-Toledo, Inc., Mettler-Toledo Holding Inc., as Note Guarantor, and United States Trust Company of New York, as Trustee.

         23.1  Consent of KPMG Fides Peat.

         99.1 Credit Agreement, dated as of October 15, 1996, between MT Acquisition Corp. and Mettler-Toledo Holding AG, as borrowers, and Merrill Lynch Capital Corporation, as document agent and the lenders party thereto.

         99.2 Financial Statements of the Mettler-Toledo Group and unaudited Pro Forma Financial Information excerpted from the Prospectus.

                               Index to Exhibits

Exhibit No.                        Description                 Sequential Page
                                                                     Number

    2.1        Certificate of Ownership and Merger of MT
               Acquisition Corp. and Mettler-Toledo, Inc., filed with the Secretary of State of the State of Delaware on October 15, 1996.


    4.1        Indenture dated as of October 15, 1996, among
               MT Acquisition Corp., as Issuer,
               Mettler-Toledo Holding Inc., as Note
               Guarantor, and United States Trust Company of
               New York, as Trustee.

    4.2        First Supplemental Indenture dated as of
               October 15, 1996, among Mettler-Toledo, Inc.,
               Mettler-Toledo Holding Inc., as Note
               Guarantor, and United States Trust Company of
               New York, as Trustee.

    23.1       Consent of KPMG Fides Peat

    99.1       Credit Agreement, dated as of October 15,
               1996, between MT Acquisition Corp. and
               Mettler-Toledo Holding AG, as borrowers, and Merrill Lynch Capital Corporation, as document agent and the lenders party thereto.

    99.2       Financial Statements of the Mettler-Toledo
               Group and unaudited Pro Forma Financial
               Information excerpted from the Prospectus

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 1996

                                               Mettler-Toledo, Inc.
                                 (successor by merger to MT Acquisition Corp.)

                                            Mettler-Toledo Holding Inc.


                                 By: /s/ Robert F. Spoerry
                                     -----------------------------------------
                                     Robert F. Spoerry
                                     President and Chief Executive Officer